SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

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SUBJECT LINE: Important matter concerning your investment in Eaton Vance Tax-Managed Small-Cap Value Fund

*This is a reminder*

Please note: You are receiving this email because you have elected to receive Proxy Material via the Internet and we have not yet received your vote. Please read the proxy material carefully and vote your shares.

Your vote is important.

Please read this email before proceeding

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIAL

Eaton Vance Tax-Managed Small-Cap Value Fund

Special Meeting of Shareholders

Meeting Date: July 24, 2015

For Shareholders as of: May 15, 2015

You can access these Proxy Materials at the following Web

address:

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS

http://funds.eatonvance.com/includes/loadDocument.php?fn=18632.pdf&dt=fundPDFs

REMINDER LETTER

https://materials.proxyvote.com/Approved/277911/20150624/SHLTR_252650.PDF

If your email software supports it, you can simply click on

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HOW TO VOTE:

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CONTROL NUMBER: 0123456789012345

Please use this control number when voting on the internet or by

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To vote through the Internet, visit https://www.proxyvote.com.

Internet voting is accepted up to 11:59 p.m. (EST) the day before

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